                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): November 14, 2000



                              VERDANT BRANDS, INC.
             (Exact name of registrant as specified in its charter)


     Minnesota                      0-26507                   41-0848688
--------------------------------------------------------------------------------
(State or other jurisdiction  (Commission file number)       (IRS employer
        of incorporation)                                  Identification No.)


     9555 James Avenue South, Suite 200, Bloomington, Minnesota, 55431-2543
     ----------------------------------------------------------------------
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (952) 703-3300


                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


                                Page 1 of 4 Pages

                         Exhibit Index Appears on Page 4

Item 2.  Acquisition or Disposition of Assets.

         On November 14, 2000, Verdant Brands, Inc., a Minnesota corporation ("Verdant"), announced in the third quarter earnings release the financial impact of sales of the assets of Commercial Dealer Segment. The Commercial Dealer Segment consists of the Valley Green Division and the Pacost Division. The Valley Green assets located in Chicopee, MA, were sold October 11, 2000 for $650,000 to Valley Green Center, Inc. A portion of the Pacoast Division assets, located in Escalon, Livingston, and Patterson, CA, was sold November 8, 2000 to Western Farm Service, Inc. for $3,850,000. Two remaining parcels of real estate located in Fresno and Sacramento, CA, which comprise the remaining balance of the Commercial Delaer Division assets, are expected to be sold in the next month for approximately $575,000. Both divisions are wholly-owned subsidiaries of Consep, Inc., a wholly-owned subsidiary of Verdant. All proceeds, after payment of selling expenses from the sales, were used to reduce Verdant's secured line of credit with its senior lender.

         Valley Green Center, Inc., is owned 100% by Charles Dooley, the former President of the Valley Green Division.

         The operating results and identifiable assets of both divisions are discussed in Note 8 of the Business Segments in Form 10-Q for the period ending September 30, 2000.

         The press release describing the third quarter results, which is filed as Exhibit 1 to this Form 8-K, is hereby incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

        (c)    Exhibits

               Exhibit No.         Description

               99. 1 Press Release describing the Third Quarter results and financial impact of Pacoast and Valley Green asset sales.


                                Page 2 of 4 Pages

                         Exhibit Index Appears on Page 4

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    November 30, 2000


                                       VERDANT BRANDS, INC.



                                       By:        /s/ H. Michael Blair
                                          --------------------------------------
                                          H. Michael Blair
                                          Chief Financial Officer


                                Page 3 of 4 Pages

                                INDEX TO EXHIBITS


Exhibit No.       Description

99.1 Press Release describing the third quarter results and financial impact of Pacoast and Valley Green asset sales.


                                Page 4 of 4 Pages